Exhibit 99.1

Intelligent Bio Solutions Inc. Announces Cancellation of FY 2021 Annual Meeting of Stockholders

Company Intends to Hold FY 2022 Annual Meeting in February 2023

NEW YORK, Dec. 21, 2022 — Intelligent Bio Solutions Inc. (Nasdaq: INBS) (the “Company”), today announced that its Board of Directors has cancelled the Company’s annual meeting of stockholders (for fiscal year ended June 30, 2021) that was originally scheduled to be held on June 16, 2022 (the “FY21 Annual Meeting”), but was adjourned several times (most recently to a date to be determined) due to lack of quorum.

In lieu of holding the FY21 Annual Meeting, the Company intends to call and hold an annual meeting of stockholders for the fiscal year ended June 30, 2022 (the “FY22 Annual Meeting”), which will be held virtually by means of remote communication on or about February 8, 2023, or as otherwise set forth in the Company’s notice and proxy statement for the FY22 Annual Meeting.

For additional information, please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.

About Intelligent Bio Solutions Inc.

Intelligent Bio Solutions Inc. is a life sciences company developing and delivering intelligent, non-invasive, real-time testing solutions to customers globally. With its world-first Biosensor Platform, Intelligent Bio Solutions is developing and launching diagnostic tests urgently needed to help people living with chronic disease. In addition, through its recent acquisition of Intelligent Fingerprinting Limited, the company is the world leader in the advancement of portable drugs of abuse testing through the analysis of fingerprint sweat. The system is a platform technology with potential applications in many areas of diagnostics, and its advantages include being non-invasive, hygienic, fast, and cost-effective. The top selling product screens for recent use of the most commonly taken drugs in workplace settings; opioids, cocaine, methamphetamine, and marijuana. Sample collection takes just seconds, with results in ten minutes. Customers include employers in safety-critical industries such as construction, transport and logistics firms, drug treatment organizations, as well as UK coroners. A laboratory confirmation service is also available.

For more information, visit http://www.ibs.inc/

Forward-Looking Statements:

Some of the statements in this release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. Forward-looking statements in this press release include, without limitation, Intelligent Bio Solutions Inc.’s ability to consummate the proposed transaction described in this press release, develop and commercialize its diagnostic tests, realize commercial benefit from its partnerships and collaborations, and secure regulatory approvals, among others. Although Intelligent Bio Solutions Inc. believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward looking statements. Intelligent Bio Solutions Inc. has attempted to identify forward-looking statements by terminology, including “believes,” “estimates,” “anticipates,” “expects,” “plans,” “projects,” “intends,” “potential,” “may,” “could,” “might,” “will,” “should,” “approximately” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, included in Intelligent Bio Solutions’ public filings filed with the Securities and Exchange Commission. Any forward-looking statements contained in this release speak only as of its date. Intelligent Bio Solutions undertakes no obligation to update any forward-looking statements contained in this release to reflect events or circumstances occurring after its date or to reflect the occurrence of unanticipated events.

Company Contact:

Intelligent Bio Solutions Inc.

info@ibs.inc

Investor Contact:

Valter Pinto

KCSA Strategic Communications

INBS@kcsa.com

Media Contact:

Cheryl Billson

Comma Communications

cheryl.billson@commacomms.com